                                                                   EXHIBIT 10.4

                               GENERAL MAGIC, INC.

                    1994 OUTSIDE DIRECTORS STOCK OPTION PLAN
                       (As Amended through April 16, 1998)

        1. Purpose. The General Magic, Inc. 1994 Outside Directors Stock Option Plan (the "Plan") is established effective as of November 22, 1994 (the "Effective Date"). The purpose of the Plan is to create additional incentive for the non-employee directors of General Magic, Inc., and any successor corporation thereto (collectively referred to as the "Company") to promote the financial success and progress of the Company and any present or future parent and/or subsidiary corporations of the Company (all of whom along with the Company being individually referred to as a "Participating Company" and collectively referred to as the "Participating Company Group"). For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

        2.      Administration.

                (a) General. The Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All questions of interpretation of the Plan or of any option granted under the Plan (an "Option") shall be determined by the Board, and such determinations shall be final and binding upon everyone having an interest in the Plan and/or any Option.

                (b) Limitations on Authority of the Board. Notwithstanding any other provision herein to the contrary, the Board shall have no authority, discretion, or power to select the non-employee directors of the Company who will receive Options, to set the exercise price of Options, to determine the number of shares of Common Stock to be granted under Options or the time at which such Options are to be granted, to establish the duration of Options, or to alter any other terms or conditions specified in the Plan, except in the sense of administering the Plan subject to the provisions of the Plan.

                (c) Authority of Officers. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

        3. Eligibility and Type of Option. Options may be granted only to Eligible Outside Directors of the Company. "Eligible Outside Directors" shall be all directors except:

                (a) any director who, at the time of such grant, is an employee of the Company or of any parent or subsidiary corporation of the Company,

                (b) any director whose employer is a shareholder of the Company or whose employer is a parent or subsidiary corporation of a shareholder of the Company; and

                (c) any director whose employer has a technology license from the Company or whose employer is a parent or subsidiary corporation of an entity which has a technology license from the Company.

                Options granted to Eligible Outside Directors shall be nonqualified stock options; that is, options which are not treated as having been granted under Section 422(b) of the Code.

        4. Shares Subject to Option. Options shall be for the purchase of the authorized but unissued Common Stock of the Company at such time as the Company is a California corporation or for the purchase of the authorized but unissued Common Stock or treasury shares of Common Stock of the Company at such time as the Company is a Delaware corporation (the "Stock"), subject to adjustment as provided in paragraph 8 below. The maximum number of shares of Stock which may be issued under the Plan shall be five hundred fifty thousand (550,000) shares. In the event that any outstanding Option for any reason expires or is terminated and/or shares of Stock subject to repurchase are repurchased by the Company, the shares allocable to the unexercised portion of such Option, or such repurchased shares, may again be subject to an Option grant. Notwithstanding the foregoing, any such shares shall be made subject to a new Option only if the grant of such new Option and the issuance of such shares pursuant to such new Option would not cause the Plan or any Option granted under the Plan to contravene Rule 16b-3, as promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and amended from time to time or any successor rule or regulation ("Rule 16b-3").

        5. Time for Granting Options. All Options shall be granted within ten (10) years from the Effective Date.

        6. Terms, Conditions and Form of Options. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in substantially the forms attached hereto as Exhibits A, B and C (the "Option Agreements"), which written agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                (a) Automatic Grant of Options. Subject to execution by an Eligible Outside Director of an appropriate Option Agreement, Options shall be granted automatically and without further action of the Board, as follows:

                        (i) Initial Grant. Each person who is first elected or appointed as an Eligible Outside Director after the effective date of the registration by the Company of its common stock under Section 12 of the Exchange Act (the "Registration Date") and prior to the date of the annual meeting of the stockholders of the Company held in 1996 (the "1996 Annual




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

Meeting") shall be granted an Option on the day immediately following such initial election or appointment to purchase Twenty Thousand (20,000) shares of Stock. Each person who is first elected or appointed as an Eligible Outside Director on or after the date of the 1996 Annual Meeting shall be granted an Option on the day immediately following such initial election or appointment to purchase Forty Thousand (40,000) shares of Stock. An Option granted pursuant to this paragraph 6(a)(i) is hereinafter referred to as an "Initial Grant."

                        (ii) Anniversary Date Grant. Each Eligible Outside Director shall be granted on the Anniversary Date of such director occurring prior to the 1996 Annual Meeting an Option to purchase Five Thousand (5,000) shares of Stock. Each Eligible Outside Director shall be granted on the Anniversary Date of such director occurring on or after the 1996 Annual Meeting an Option to purchase Ten Thousand (10,000) shares of Stock. An Option granted pursuant to this paragraph 6(a)(ii) is hereinafter referred to as an "Anniversary Date Grant." An Eligible Outside Director's "Anniversary Date" shall be the following date:

                                (A)     With respect to an Eligible Outside
                                        Director granted an Initial Grant,
                                        twelve (12) months after the date of
                                        such Director's Initial Grant and
                                        successive anniversaries thereof.

                                (B)     With respect to an Eligible Outside
                                        Director not granted an Initial Grant,
                                        twelve (12) months after the date of the most recent grant of an option under the General Magic, Inc. Amended and Restated 1990 Stock Option Plan prior to the Registration Date and successive anniversaries thereof.

                        (iii) Past Service Grant. Each Eligible Outside Director whose service on the Board commenced prior to the date of the 1996 Annual Meeting shall be granted on the date of the 1996 Annual Meeting an Option to purchase that number of shares of Stock equal to the difference between forty thousand (40,000) and the number of shares of Stock for which options were previously granted by the Company to such director, whether or not pursuant to the Plan, excluding shares of Stock for which Anniversary Date Grants were previously made to such director (a "Past Service Grant").

                        (iv) Notwithstanding the foregoing, any Eligible Outside Director may elect not to receive an Option granted pursuant to this paragraph 6(a) by delivering written notice of such election to the Board (A) in the case of an Initial Grant, no later than the date upon which such Eligible Outside Director is first appointed or elected to the Board and (B) in the case of an Anniversary Date Grant or Past Service Grant, no later than six (6) months prior to the date upon which such Option would otherwise be granted.

                        (v) Notwithstanding any other provision of the Plan to the contrary, no Option shall be granted to any individual on a day when he or she is no longer serving as an Eligible Outside Director of the Company.

                (b) Exercise Price. The exercise price per share of Stock subject to an Option shall be the fair market value of a share of Stock on the date the Option is granted. Where there




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

is a public market for the Stock, the fair market value per share of Stock shall be the mean of the bid and asked prices of the Stock on the date the Option is granted, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System) or, in the event the Stock is listed on the NASDAQ National Market System or a national or regional securities exchange, the fair market value per share of Stock shall be the closing price of the Stock on such National Market System or exchange on the date the Option is granted, as reported in the Wall Street Journal. If the date an Option is granted does not fall on a day on which the Stock is traded on NASDAQ, the NASDAQ National Market System or other national or regional securities exchange, the date on which the Option exercise price per share shall be established shall be the last day on which the Stock was so traded prior to the date the Option was granted.

                (c) Exercise Period and Vesting of Options. An Option granted pursuant to the Plan shall be exercisable to the extent vested for a term of ten (10) years from the date of grant unless earlier terminated pursuant to the terms of the Plan or the Option Agreement. Options granted pursuant to the Plan shall first become vested on the Initial Vesting Date as set forth below. The Option shall become vested cumulatively on and after the Initial Vesting Date in an amount equal to the number of Option Shares multiplied by the Vested Ratio as set forth below. In no event shall the Vested Ratio exceed 1/1.

                        (i) Initial Grants and Past Service Grants. With respect to an Initial Grant or Past Service Grant, the "Initial Vesting Date" shall be one (1) year from the date the Option is granted, and the Vested Ratio shall be determined as follows:

                                                              Vested Ratio
                                                              ------------
                        Prior to Initial Vesting Date               0

                        On Initial Vesting Date,                    1/4
                        provided the Optionee has
                        continuously served as a
                        director of the Company
                        from the date the Option was
                        granted until the Initial
                        Vesting Date.

                        Plus


                        For each full month                         1/48
                        of the Optionee's continuous
                        service as a director of the
                        Company from the Initial
                        Vesting Date.

                        (ii) Anniversary Date Grants. With respect to an Anniversary Date Grant, the Initial Vesting Date shall be the date which is three (3) years from the date on which the Option was granted, and the Vested Ratio shall be determined as follows:

                                                              Vested Ratio
                                                              ------------
                        For each full month of the                  1/12
                        Optionee's continuous service
                        as a director of the Company
                        from the Initial Vesting Date

                (d) Payment of Exercise Price. Payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or in cash equivalent, (ii) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of an Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), or (iii) by any combination thereof. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedure for the exercise of Options by means of an assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon such exercise.

                (e) Transfer of Control. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

                        (i) a merger or consolidation in which the Company is not the surviving corporation;

                        (ii) a merger or consolidation in which the Company is the surviving corporation where the shareholders of the Company before such merger or consolidation do not retain, directly or indirectly, as a result of their ownership of shares of the Company prior to such event, at least a majority of the beneficial interest in the voting stock of the Company after such merger or consolidation;

                        (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company other than a sale, exchange, or transfer to one (1) or more subsidiary corporations (as defined in paragraph 1 above) of the Company;

                        (iv) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company where the shareholders of the Company before such sale or exchange do not retain, directly or indirectly, as a result of their ownership of shares of the Company prior to such event, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange; or

                        (v)     a liquidation or dissolution of the Company.

                        In the event of a Transfer of Control, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), for the Acquiring Corporation to assume the Company's rights and obligations under outstanding Options or substitute options for the Acquiring Corporation's stock for such outstanding Options. Any

Options which are neither assumed or substituted for by the Acquiring Corporation nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control.

        7. Authority to Vary Terms. Subject to the limitations set forth in paragraph 2(b) above, the Board shall have the authority from time to time to vary the terms of the Option Agreements either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended standard form or forms of stock option agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any unvested shares of Stock acquired by the Optionee on exercise of an Option in the event such Optionee's service as a director of the Company is terminated for any reason. In no event shall the Board be permitted to vary the terms of the Option Agreements if such change would cause the Plan to cease to qualify as a formula plan pursuant to Rule 16b-3.

        8. Effect of Change in Stock Subject to Plan. Appropriate adjustments shall be made (i) in the number and class of shares of Stock subject to the Plan, to an Initial Grant and an Anniversary Date Grant and to any outstanding Options and (ii) in the Option exercise price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to a Transfer of Control) shares of another corporation (the "New Shares"), the Company may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price of the outstanding Options shall be adjusted in a fair and equitable manner.

        9. Options Nontransferable. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

        10. Termination or Amendment of Plan or Options. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan or any Option at any time; provided, however, that without the approval of the shareholders of the Company, there shall be (a) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of paragraph 8 above), and (b) no expansion in the class of persons eligible to receive Options; and provided, further, that the provisions of the Plan addressing eligibility to participate in the Plan and the amount, price and timing of grants of Options shall not be amended more than once every six (6) months, other than to comport to changes in the Code, or the rules thereunder. In addition to the foregoing, the approval of the Company's shareholders shall be sought for any amendment to the Plan for which the Board deems shareholder approval necessary in order to comply with Rule 16b-3. In any event, no termination or amendment may adversely affect any then outstanding Option, or any unexercised portion thereof, without the consent of the Optionee.

        11. Shareholder Approval. Any Option granted pursuant to the Plan shall be subject to obtaining shareholder approval of the Plan no later than the first Annual Meeting of Shareholders of the Company after the Effective Date.

        IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing General Magic, Inc. 1994 Outside Directors Stock Option Plan was duly adopted by the Board of Directors of the Company on the 22nd day of November, 1994.


                                        ----------------------------------------
                                        Secretary

                                    EXHIBIT A


                               GENERAL MAGIC, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT
                              FOR OUTSIDE DIRECTORS
                                 (INITIAL GRANT)

        General Magic, Inc. (the "Company") granted to ___________ (the "Optionee") an option to purchase a total of Forty Thousand (40,000) shares of the common stock of the Company (the "Number of Option Shares") under the General Magic, Inc. 1994 Outside Directors Stock Option Plan (the "Plan"), at an exercise price of $______ per share and in the manner and subject to the provisions of this Option Agreement (the "Option"). The grant, in all respects, is subject to the terms and conditions of this Option Agreement and the Plan, the provisions of which are incorporated by reference herein. Unless otherwise provided in this Option Agreement, defined terms shall have the meaning given to such terms in the Plan.

        1. Grant of the Option. The Option is granted effective as of ___________ (the "Date of Option Grant"). The Number of Option Shares and the exercise price per share of the Option are subject to adjustment from time to time as provided in the Plan.

        2. Status of the Option. The Option is intended to be a nonqualified stock option and shall not be treated as an incentive stock option as described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        3. Term of the Option. The Option shall terminate and may no longer be exercised on the first to occur (the "Option Termination Date") of (i) the date ten (10) years after the Date of Option Grant, (ii) the last date for exercising the Option following termination of the Optionee's service as a director of the Company as described in paragraph 6 below, or (iii) upon a Transfer of Control of the Company as described in the Plan.

        4.      Exercise of the Option.

                (a)     Right to Exercise.

                        (i) The Option first becomes exercisable on the day which is one (1) year from the Date of Option Grant (the "Initial Vesting Date") provided the Optionee has continuously served as a director of the Company from the Date of Option Grant until the Initial Vesting Date. The Option shall be exercisable on and after the Initial Vesting Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 4(a)(ii), below, less the number of shares previously acquired upon exercise of the Option.

                             (ii)                                  Vested Ratio
                                                                   ------------
                             Prior to Initial Vesting Date              0

                             On Initial Vesting Date,                   1/4
                             provided the Optionee has
                             continuously served as a
                             director of the Company
                             from the date the Option was
                             granted until the Initial
                             Vesting Date.

                             Plus

                             For each full month                        1/48
                             of the Optionee's continuous
                             service as a director of the
                             Company from the Initial
                             Vesting Date.

                        (iii) In no event shall the Option be exercised for more shares than the Number of Option Shares. In addition to the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the shareholders of the Company in order for the Option to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall not be exercisable in the absence of such shareholder approval.

                (b) Method of Exercise. The Option may be exercised by written notice to the Company which must state the election to exercise the
Option, the number of shares of stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement and the Plan. The written notice must be signed by the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Company, prior to the termination of the Option as set forth in paragraph 3 above, accompanied by full payment of the exercise price for the number of shares of stock being purchased in a form permitted under the terms of the Plan.

                (c) Tax Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee shall make adequate provision for the foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares of stock acquired on exercise of the Option, or (iii) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

               (d) Certificate Registration. Except in the event the exercise price is paid by the assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon exercise of the Option as provided in the Plan, the certificate or certificates for the shares of stock as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

                (e) Restriction on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of stock on exercise of the Option shall be subject to compliance with all of the applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares of stock upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulation. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares of stock issuable upon exercise of the Option, or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                (f) Fractional Shares. The Company shall not be required to issue fractional shares of stock upon the exercise of the Option.

        5. Non-Transferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

        6.      Termination of Service as a Director.

                (a) Termination of Director Status. If the Optionee ceases to be a director of the Company for any reason except death or disability within the meaning of Section 22(e)(3) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be a director, may be exercised by the Optionee at any time prior to the expiration of nine (9) months from the date on which the Optionee's service as a director of the Company terminated, but in any event no later than the Option Termination Date. If the Optionee ceases to be a director of the Company because of the death or disability of the Optionee within the meaning of Section 22(e)(3) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be a director, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months from the date on which the Optionee's service as a director of the Company terminated, but in any event no later than the Option Termination Date. Except as provided in this paragraph 6, an Option shall terminate and may not be exercised after the Optionee ceases to be a director of the Company.

                (b) Extension of Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented because the issuance of shares of stock upon such exercise would constitute a violation of any applicable federal or state securities law or other law or regulation, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Termination Date.

                (c) Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under
Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of service as a director of the Company and (iii) the Option Termination Date.

        7. Rights as a Shareholder; No Right to Serve as a Director. The Optionee shall have no rights as a shareholder with respect to any shares of stock covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate or certificates are issued, except as provided in the Plan. Nothing herein shall confer upon the Optionee any right to continue to serve as a director of the Company.

        8. Effect of Change in Stock Subject to the Option. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

        9. Transfer of Control. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the
Company:

                (a) a merger or consolidation in which the Company is not the surviving corporation;

                (b) a merger or consolidation in which the Company is the surviving corporation where the shareholders of the Company before such merger or consolidation do not retain, directly or indirectly, as a result of their ownership of shares of the Company prior to such event, at least a majority of the beneficial interest in the voting stock of the Company after such merger or consolidation;

                (c) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations (as defined in paragraph 1 above) of the Company);

                (d) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company where the shareholders of the Company before such sale or exchange do not retain, directly or indirectly, as a result of their ownership of shares of the Company prior to such event, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange; or

                (e)     A liquidation or dissolution of the Company.

                In the event of a Transfer of Control, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), for the Acquiring Corporation to assume the Company's rights and obligations under the Option or substitute options for the Acquiring Corporation's stock for the Option. To the extent the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control, the Option shall terminate and cease to be outstanding effective as of the date of the Transfer of Control.

        10. Legends. The Company may at any time place legends referencing any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares of stock acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph.

        11. Binding Effect. This Option Agreement shall inure to the benefit of the successors and assigns of the Company and be binding upon the Company and the Optionee and the Optionee's heirs, executors, administrators, successors and assigns.

        12. Termination or Amendment. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time subject to any limitations described in the Plan; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

        13. Integrated Agreement. This Option Agreement and the Plan constitute the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein and therein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein or therein. To the extent contemplated herein and therein, the provisions of this Option Agreement and the Plan shall survive any exercise of the Option and shall remain in full force and effect.

        14. Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.


                                        GENERAL MAGIC, INC.



                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------


        The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and the Plan and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement or the Plan.

        The undersigned acknowledges receipt of a copy of the Plan.


Date:
     ----------------------------       ----------------------------------------
                                        Signature

                            NONSTATUTORY STOCK OPTION
                               NOTICE OF EXERCISE


To:     Chief Financial Officer
        General Magic, Inc.

        I hereby exercise my Option to purchase the number of shares (the "Shares") of Common Stock of General Magic, Inc. (the "Company") set opposite my signature below. Full payments for the Shares in the manner set forth in my Option Agreement accompanies this notice.

        I hereby authorize payroll withholding and otherwise will make adequate provision for foreign, federal and state tax withholding obligations, if any, as more fully set forth in my Option Agreement.

        I understand that the Shares are being purchased pursuant to the terms of the General Magic, Inc. 1994 Outside Directors Stock Option Plan and my Option Agreement, copies of which I have received and carefully read and understand.

Date of Exercise:
                 ---------------------------
Date of Option Agreement:
                         -------------------
Shares Being Purchased:
                       ---------------------
Price per Share: $
                  --------------------------


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name


                                        ----------------------------------------
                                        Social Security Number


                                        ----------------------------------------
                                        Address

                                        ----------------------------------------

                                    EXHIBIT B


                               GENERAL MAGIC, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT
                              FOR OUTSIDE DIRECTORS
                            (ANNIVERSARY DATE GRANT)

        General Magic, Inc. (the "Company") granted to __________ (the "Optionee") an option to purchase a total of Ten Thousand (10,000) shares of the common stock of the Company (the "Number of Option Shares") under the General Magic, Inc. 1994 Outside Directors Stock Option Plan (the "Plan"), at an exercise price of $______ per share and in the manner and subject to the provisions of this Option Agreement (the "Option"). The grant, in all respects, is subject to the terms and conditions of this Option Agreement and the Plan, the provisions of which are incorporated by reference herein. Unless otherwise provided in this Option Agreement, defined terms shall have the meaning given to such terms in the Plan.

        1. Grant of the Option. The Option is granted effective as of __________ (the "Date of Option Grant"). The Number of Option Shares and the exercise price per share of the Option are subject to adjustment from time to time as provided in the Plan.

        2. Status of the Option. The Option is intended to be a nonqualified stock option and shall not be treated as an incentive stock option as described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        3. Term of the Option. The Option shall terminate and may no longer be exercised on the first to occur of (i) the date ten (10) years after the Date of Option Grant (the "Option Termination Date"), (ii) the last date for exercising the Option following termination of the Optionee's service as a director of the Company as described in paragraph 6 below, or (iii) upon a Transfer of Control of the Company as described in the Plan.

        4.      Exercise of the Option.

                (a)     Right to Exercise.

                        (i) The Option first becomes exercisable on the day which is three (3) years from the Date of Option Grant (the "Initial Vesting Date") provided the Optionee has continuously served as a director of the Company from the Date of Option Grant until the Initial Vesting Date. The Option shall be exercisable on and after the Initial Vesting Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 4(a)(ii), below, less the number of shares previously acquired upon exercise of the Option.

                             (ii)                                  Vested Ratio
                                                                   ------------
                             For each full month                             1/12
                             of the Optionee's continuous
                             service as a director of the
                             Company from the Initial
                             Vesting Date.

                        (iii) In no event shall the Option be exercised for more shares than the Number of Option Shares. In addition to the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the shareholders of the Company in order for the Option to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall not be exercisable in the absence of such shareholder approval.

                (b) Method of Exercise. The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares of stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement and the Plan. The written notice must be signed by the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Company, prior to the termination of the Option as set forth in paragraph 3 above, accompanied by full payment of the exercise price for the number of shares of stock being purchased in a form permitted under the terms of the Plan.

                (c) Tax Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee shall make adequate provision for the foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares of stock acquired on exercise of the Option, or (iii) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

                (d) Certificate Registration. Except in the event the exercise price is paid by the assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon exercise of the Option as provided in the Plan, the certificate or certificates for the shares of stock as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

                (e) Restriction on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of stock on exercise of the Option shall be subject to compliance with all of the applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares of stock upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulation. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the

Option be in effect with respect to the shares of stock issuable upon exercise of the Option, or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                (f) Fractional Shares. The Company shall not be required to issue fractional shares of stock upon the exercise of the Option.

        5. Non-Transferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

        6.      Termination of Service as a Director.

                (a) Termination of Director Status. If the Optionee ceases to be a director of the Company for any reason except death or disability within the meaning of Section 22(e)(3) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be a director, may be exercised by the Optionee at any time prior to the expiration of nine (9) months from the date on which the Optionee's service as a director of the Company terminated, but in any event no later than the Option Termination Date. If the Optionee ceases to be a director of the Company because of the death or disability of the Optionee within the meaning of Section 22(e)(3) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be a director, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of six (6) months from the date on which the Optionee's service as a director of the Company terminated, but in any event no later than the Option Termination Date. The Optionee's service as a director of the Company shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of service as a director of the Company. Except as provided in this paragraph 6, an Option shall terminate and may not be exercised after the Optionee ceases to be a director of the Company.

                (b) Extension of Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented because the issuance of shares of stock upon such exercise would constitute a violation of any applicable federal or state securities law or other law or regulation, the Option shall remain exercisable until twelve (12) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Termination Date.

                (c) Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under
Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of service as a director of the Company and
(iii) the Option Termination Date.

        7. Rights as a Shareholder; No Right to Serve as a Director. The Optionee shall have no rights as a shareholder with respect to any shares of stock covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate or certificates are issued, except as provided in the Plan. Nothing herein shall confer upon the Optionee any right to continue to serve as a director of the Company.

        8. Effect of Change in Stock Subject to the Option. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

        9. Transfer of Control. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the
Company:

                (a) a merger or consolidation in which the Company is not the surviving corporation;

                (b) a merger or consolidation in which the Company is the surviving corporation where the shareholders of the Company before such merger or consolidation do not retain, directly or indirectly, as a result of their ownership of shares of the Company prior to such event, at least a majority of the beneficial interest in the voting stock of the Company after such merger or consolidation;

                (c) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations (as defined in paragraph 1 above) of the Company);

                (d) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company where the shareholders of the Company before such sale or exchange do not retain, directly or indirectly, as a result of their ownership of shares of the Company prior to such event, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange; or

                (e)     A liquidation or dissolution of the Company.

                In the event of a Transfer of Control, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), for the Acquiring Corporation to assume the Company's rights and obligations under the Option or substitute options for the Acquiring Corporation's stock for the Option. To the extent the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control, the Option shall terminate and cease to be outstanding effective as of the date of the Transfer of Control.

        10. Legends. The Company may at any time place legends referencing any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares of stock acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph.

        11. Binding Effect. This Option Agreement shall inure to the benefit of the successors and assigns of the Company and be binding upon the Company and the Optionee and the Optionee's heirs, executors, administrators, successors and assigns.

        12. Termination or Amendment. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time subject to any limitations described in the Plan; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

        13. Integrated Agreement. This Option Agreement and the Plan constitute the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein and therein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein or therein. To the extent contemplated herein and therein, the provisions of this Option Agreement and the Plan shall survive any exercise of the Option and shall remain in full force and effect.

        14. Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.


                                        GENERAL MAGIC, INC.



                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

        The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and the Plan and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement or the Plan.

        The undersigned acknowledges receipt of a copy of the Plan.


Date:
      -----------------------------     ----------------------------------------
                                        Signature

                            NONSTATUTORY STOCK OPTION
                               NOTICE OF EXERCISE


To:     Chief Financial Officer
        General Magic, Inc.

        I hereby exercise my Option to purchase the number of shares (the "Shares") of Common Stock of General Magic, Inc. (the "Company") set opposite my signature below. Full payments for the Shares in the manner set forth in my Option Agreement accompanies this notice.

        I hereby authorize payroll withholding and otherwise will make adequate provision for foreign, federal and state tax withholding obligations, if any, as more fully set forth in my Option Agreement.

        I understand that the Shares are being purchased pursuant to the terms of the General Magic, Inc. 1994 Outside Directors Stock Option Plan and my Option Agreement, copies of which I have received and carefully read and understand.

Date of Exercise:
                 ---------------------------
Date of Option Agreement:
                         -------------------
Shares Being Purchased:
                       ---------------------
Price per Share: $
                  --------------------------


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name


                                        ----------------------------------------
                                        Social Security Number


                                        ----------------------------------------
                                        Address

                                        ----------------------------------------

                                    EXHIBIT C


                               GENERAL MAGIC, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT
                              FOR OUTSIDE DIRECTORS
                              (PAST SERVICE GRANT)

        General Magic, Inc. (the "Company") granted to __________ (the "Optionee") an option to purchase a total of ______ shares of the common stock of the Company (the "Number of Option Shares") under the General Magic, Inc. 1994 Outside Directors Stock Option Plan (the "Plan"), at an exercise price of $______ per share and in the manner and subject to the provisions of this Option Agreement (the "Option"). The grant, in all respects, is subject to the terms and conditions of this Option Agreement and the Plan, the provisions of which are incorporated by reference herein. Unless otherwise provided in this Option Agreement, defined terms shall have the meaning given to such terms in the Plan.

        1. Grant of the Option. The Option is granted effective as of __________ (the "Date of Option Grant"). The Number of Option Shares and the exercise price per share of the Option are subject to adjustment from time to time as provided in the Plan.

        2. Status of the Option. The Option is intended to be a nonqualified stock option and shall not be treated as an incentive stock option as described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        3. Term of the Option. The Option shall terminate and may no longer be exercised on the first to occur (the "Option Termination Date") of (i) the date ten (10) years after the Date of Option Grant, (ii) the last date for exercising the Option following termination of the Optionee's service as a director of the Company as described in paragraph 6 below, or (iii) upon a Transfer of Control of the Company as described in the Plan.

        4.      Exercise of the Option.

                (a)     Right to Exercise.

                        (i) The Option first becomes exercisable on the day which is one (1) year from the Date of Option Grant (the "Initial Vesting Date") provided the Optionee has continuously served as a director of the Company from the Date of Option Grant until the Initial Vesting Date. The Option shall be exercisable on and after the Initial Vesting Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 4(a)(ii), below, less the number of shares previously acquired upon exercise of the Option.

                             (ii)                                   Vested Ratio
                                                                    ------------
                             Prior to Initial Vesting Date               0

                             On Initial Vesting Date,                    1/4
                             provided the Optionee has
                             continuously served as a
                             director of the Company
                             from the date the Option was
                             granted until the Initial
                             Vesting Date.

                             Plus

                             For each full month                         1/48
                             of the Optionee's continuous
                             service as a director of the
                             Company from the Initial
                             Vesting Date.

                        (iii) In no event shall the Option be exercised for more shares than the Number of Option Shares. In addition to the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the shareholders of the Company in order for the Option to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall not be exercisable in the absence of such shareholder approval.

                (b) Method of Exercise. The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares of stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement and the Plan. The written notice must be signed by the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Company, prior to the termination of the Option as set forth in paragraph 3 above, accompanied by full payment of the exercise price for the number of shares of stock being purchased in a form permitted under the terms of the Plan.

                (c) Tax Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee shall make adequate provision for the foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares of stock acquired on exercise of the Option, or (iii) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

                (d) Certificate Registration. Except in the event the exercise price is paid by the assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon exercise of the Option as provided in the Plan, the certificate or certificates for the shares of stock as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

                (e) Restriction on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of stock on exercise of the Option shall be subject to compliance with all of the applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares of stock upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulation. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares of stock issuable upon exercise of the Option, or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                (f) Fractional Shares. The Company shall not be required to issue fractional shares of stock upon the exercise of the Option.

        5. Non-Transferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

        6.      Termination of Service as a Director.

                (a) Termination of Director Status. If the Optionee ceases to be a director of the Company for any reason except death or disability within the meaning of Section 22(e)(3) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be a director, may be exercised by the Optionee at any time prior to the expiration of nine (9) months from the date on which the Optionee's service as a director of the Company terminated, but in any event no later than the Option Termination Date. If the Optionee ceases to be a director of the Company because of the death or disability of the Optionee within the meaning of Section 22(e)(3) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be a director, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months from the date on which the Optionee's service as a director of the Company terminated, but in any event no later than the Option Termination Date. Except as provided in this paragraph 6, an Option shall terminate and may not be exercised after the Optionee ceases to be a director of the Company.

                (b) Extension of Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented because the issuance of shares of stock upon such exercise would constitute a violation of any applicable federal or state securities law or other law or regulation, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Termination Date.

                (c) Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under
Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of service as a director of the Company and (iii) the Option Termination Date.

        7. Rights as a Shareholder; No Right to Serve as a Director. The Optionee shall have no rights as a shareholder with respect to any shares of stock covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate or certificates are issued, except as provided in the Plan. Nothing herein shall confer upon the Optionee any right to continue to serve as a director of the Company.

        8. Effect of Change in Stock Subject to the Option. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

        9. Transfer of Control. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the
Company:

                (a) a merger or consolidation in which the Company is not the surviving corporation;

                (b) a merger or consolidation in which the Company is the surviving corporation where the shareholders of the Company before such merger or consolidation do not retain, directly or indirectly, as a result of their ownership of shares of the Company prior to such event, at least a majority of the beneficial interest in the voting stock of the Company after such merger or consolidation;

                (c) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations (as defined in paragraph 1 above) of the Company);

                (d) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company where the shareholders of the Company before such sale or exchange do not retain, directly or indirectly, as a result of their ownership of shares of the Company prior to such event, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange; or

                (e)     A liquidation or dissolution of the Company.

                In the event of a Transfer of Control, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), for the Acquiring Corporation to assume the Company's rights and obligations under the Option or substitute options for the Acquiring Corporation's stock for the Option. To the extent the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control, the Option shall terminate and cease to be outstanding effective as of the date of the Transfer of Control.

        10. Legends. The Company may at any time place legends referencing any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares of stock acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph.

        11. Binding Effect. This Option Agreement shall inure to the benefit of the successors and assigns of the Company and be binding upon the Company and the Optionee and the Optionee's heirs, executors, administrators, successors and assigns.

        12. Termination or Amendment. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time subject to any limitations described in the Plan; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

        13. Integrated Agreement. This Option Agreement and the Plan constitute the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein and therein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein or therein. To the extent contemplated herein and therein, the provisions of this Option Agreement and the Plan shall survive any exercise of the Option and shall remain in full force and effect.

        14. Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.


                                        GENERAL MAGIC, INC.



                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------


        The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and the Plan and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement or the Plan.

        The undersigned acknowledges receipt of a copy of the Plan.


Date:
     ----------------------------       ----------------------------------------
                                        Signature

                            NONSTATUTORY STOCK OPTION
                               NOTICE OF EXERCISE


To:     Chief Financial Officer
        General Magic, Inc.

        I hereby exercise my Option to purchase the number of shares (the "Shares") of Common Stock of General Magic, Inc. (the "Company") set opposite my signature below. Full payments for the Shares in the manner set forth in my Option Agreement accompanies this notice.

        I hereby authorize payroll withholding and otherwise will make adequate provision for foreign, federal and state tax withholding obligations, if any, as more fully set forth in my Option Agreement.

        I understand that the Shares are being purchased pursuant to the terms of the General Magic, Inc. 1994 Outside Directors Stock Option Plan and my Option Agreement, copies of which I have received and carefully read and understand.

Date of Exercise:
                 ---------------------------
Date of Option Agreement:
                         -------------------
Shares Being Purchased:
                       ---------------------
Price per Share: $
                  --------------------------


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name


                                        ----------------------------------------
                                        Social Security Number


                                        ----------------------------------------
                                        Address

                                        ----------------------------------------